Exhibit 99.1

Investors & Reporters May Contact:
Matt Pettoni
VP of Finance & Treasurer
(770) 418-8219
ir@asburyauto.com

ASBURY AUTOMOTIVE GROUP ANNOUNCES
2019 SECOND QUARTER FINANCIAL RESULTS
Record second quarter EPS of $2.84 per diluted share,
up 35% over prior year EPS

Record second quarter adjusted EPS of $2.38 per diluted share
(a non-GAAP measure), up 14% over prior year EPS

DULUTH, GA, July 26, 2019 - Asbury Automotive Group, Inc. (NYSE: ABG), one of the largest automotive retail and service companies in the U.S., reported net income for the second quarter 2019 of $54.9 million ($2.84 per diluted share) and adjusted net income (a non-GAAP measure) of $45.9 million ($2.38 per diluted share). This compares to net income of $43.2 million ($2.11 per diluted share) in the prior year quarter and adjusted net income of $42.7 million ($2.08 per diluted share).
Net income for the second quarter 2019 was adjusted for a gain on divestiture of our Nissan Houston store of $11.7 million pre-tax ($0.45 per diluted share) and gain on sale of land of $0.3 million ($0.01 per diluted share). Net income for the second quarter 2018 was adjusted for gains from legal settlements of $0.7 million pre-tax ($0.03 per diluted share)
“In a lower SAAR environment, we grew revenue 5%, delivered 10% parts and service revenue growth, improved our SG&A as a percentage of gross profit 60 basis points, and grew adjusted EPS 14%,” said David Hult, Asbury's President and Chief Executive Officer. “While we experienced new vehicle margin pressure, we were able to grow our total front end yield by over $50 per vehicle.”
Second Quarter 2019 Operational Summary
Total company:

•	Total revenue increased 5%; gross profit increased 6%

•	Gross margin increased 30 basis points to 16.4%

•	SG&A as a percentage of gross profit decreased 60 basis points to 68.0%

•	Adjusted income from operations increased 8%

•	Adjusted operating margin increased 20 basis points to 4.8%

•	Adjusted EPS from continuing operations increased 14%

Same store:

•	Total revenue increased 2%; gross profit increased 4%

•	New vehicle revenue was flat; gross profit decreased 9%

•	Used vehicle retail revenue increased 1%; gross profit decreased 1%

•	Finance and insurance revenue and gross profit increased 7%

•	Parts and service revenue increased 8%; gross profit increased 6%
Strategic Highlights:

•	Divested our Nissan store in Houston, TX

•
Signed agreements to acquire two import stores, one in the Indianapolis market and one in a new market. We expect to close both in the third quarter, subject to customary closing conditions, and these stores to generate approximately $175 million in combined annualized revenue.

•	Repurchased $4 million of common stock.

Additional commentary regarding the second quarter results will be provided during the earnings conference call on July 26, 2019 at 10:00 a.m. The conference call will be simulcast live on the internet and can be accessed at www.asburyauto.com. A replay will be available at these sites for 30 days.
In addition, a live audio of the call will be accessible to the public by calling (323) 994-2093 (domestic), or (888) 254-3590 (international); passcode - 1004437. Callers should dial in approximately 5 to 10 minutes before the call begins.
A conference call replay will be available two hours following the call for seven days, and can be accessed by calling (888) 203-1112 (domestic), or (719) 457-0820 (international); passcode - 1004437.
About Asbury Automotive Group, Inc.
Asbury Automotive Group, Inc. ("Asbury"), a Fortune 500 company headquartered in Duluth, GA, is one of the largest automotive retailers in the U.S.  Asbury currently operates 86 dealerships, consisting of 105 franchises, representing 30 domestic and foreign brands of vehicles.  Asbury also operates 24 collision repair centers.  Asbury offers customers an extensive range of automotive products and services, including new and used vehicle sales and related financing and insurance, vehicle maintenance and repair services, replacement parts and service contracts.
Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements other than historical fact, and may include statements relating to goals, plans, market conditions and projections regarding Asbury's financial position, liquidity, results of operations, market position and dealership portfolio, and other initiatives and future business strategy. These statements are based on management's current expectations and beliefs and involve significant risks and uncertainties that may cause results to differ materially from those set forth in the statements. These risks and uncertainties include, among other things, market factors, Asbury's relationships with, and the financial and operational stability of, vehicle manufacturers and other suppliers, acts of God or other incidents which may adversely impact supply from vehicle manufacturers and/or present retail sales challenges, risks associated with Asbury's indebtedness (including available borrowing capacity, compliance with its financial covenants and ability to refinance or repay such indebtedness, on favorable terms), Asbury's relationships with, and the financial stability of, its lenders and lessors, risks related to competition in the automotive retail and service industries, general economic conditions both nationally and locally, governmental regulations, legislation, adverse results in litigation and other proceedings, and Asbury's ability to execute its digital initiatives and other operational strategies, Asbury's ability to leverage gains from its dealership portfolio, Asbury's ability to capitalize on opportunities to repurchase its debt and equity securities or purchase properties that it currently leases, and Asbury's ability to stay within its targeted range for capital expenditures. There can be no guarantees that Asbury's plans for future operations will be successfully implemented or that they will prove to be commercially successful.
These and other risk factors that could cause actual results to differ materially from those expressed or implied in our forward-looking statements are and will be discussed in Asbury's filings with the U.S. Securities and Exchange Commission from time to time, including its most recent annual report on Form 10-K and any subsequently filed quarterly reports on Form 10-Q. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

ASBURY AUTOMOTIVE GROUP, INC.
CONSOLIDATED STATEMENTS OF INCOME (In millions, except per share data)
(Unaudited)

	For the Three Months Ended June 30,		Increase (Decrease)	% Change
	2019	2018
REVENUE:
New vehicle	$965.2	$928.7	$36.5	4%
Used vehicle:
Retail	486.6	470.9	15.7	3%
Wholesale	47.0	46.0	1.0	2%
Total used vehicle	533.6	516.9	16.7	3%
Parts and service	224.5	204.5	20.0	10%
Finance and insurance, net	80.2	73.5	6.7	9%
TOTAL REVENUE	1,803.5	1,723.6	79.9	5%
GROSS PROFIT:
New vehicle	38.3	40.6	(2.3)	(6)%
Used vehicle:
Retail	34.7	33.6	1.1	3%
Wholesale	1.2	0.5	0.7	140%
Total used vehicle	35.9	34.1	1.8	5%
Parts and service	140.6	129.6	11.0	8%
Finance and insurance, net	80.2	73.5	6.7	9%
TOTAL GROSS PROFIT	295.0	277.8	17.2	6%
OPERATING EXPENSES:
Selling, general and administrative	200.7	190.6	10.1	5%
Depreciation and amortization	9.0	8.5	0.5	6%
Other operating (income) expenses, net	(0.6)	(0.9)	0.3	33%
INCOME FROM OPERATIONS	85.9	79.6	6.3	8%
OTHER EXPENSES (INCOME):
Floor plan interest expense	10.5	8.0	2.5	31%
Other interest expense, net	13.6	13.2	0.4	3%
Swap interest expense	—	0.2	(0.2)	(100)%
Gain on divestiture	(11.7)	—	(11.7)	NM
Total other expenses, net	12.4	21.4	(9.0)	(42)%
INCOME BEFORE INCOME TAXES	73.5	58.2	15.3	26%
Income tax expense	18.6	15.0	3.6	24%
NET INCOME	$54.9	$43.2	$11.7	27%
EARNINGS PER COMMON SHARE:
Basic—
Net income	$2.87	$2.13	$0.74	35%
Diluted—
Net income	$2.84	$2.11	$0.73	35%
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	19.1	20.3	(1.2)	(6)%
Restricted stock	0.1	0.1	—	—%
Performance share units	0.1	0.1	—	—%
Diluted	19.3	20.5	(1.2)	(6)%
______________________________
NM—Not Meaningful

ASBURY AUTOMOTIVE GROUP, INC.
KEY OPERATING HIGHLIGHTS (In millions, except per unit data)
(Unaudited)

	For the Three Months Ended June 30,		Increase (Decrease)	% Change
	2019	2018
Unit sales
New vehicle:
Luxury	5,746	5,590	156	3%
Import	15,256	15,478	(222)	(1)%
Domestic	5,447	5,001	446	9%
Total new vehicle	26,449	26,069	380	1%
Used vehicle retail	22,259	21,685	574	3%
Used to new ratio	84.2%	83.2%	100 bps
Average selling price
New vehicle	$36,493	$35,625	$868	2%
Used vehicle retail	21,861	21,715	146	1%
Average gross profit per unit
New vehicle:
Luxury	$3,341	$3,470	$(129)	(4)%
Import	623	808	(185)	(23)%
Domestic	1,762	1,740	22	1%
Total new vehicle	1,448	1,557	(109)	(7)%
Used vehicle retail	1,559	1,549	10	1%
Finance and insurance, net	1,647	1,539	108	7%
Front end yield (1)	3,145	3,093	52	2%
Gross margin
New vehicle:
Luxury	6.1%	6.5%	(40) bps
Import	2.2%	2.9%	(70) bps
Domestic	4.4%	4.5%	(10) bps
Total new vehicle	4.0%	4.4%	(40) bps
Used vehicle retail	7.1%	7.1%	0 bps
Parts and service	62.6%	63.4%	(80) bps
Total gross profit margin	16.4%	16.1%	30 bps
SG&A metrics
Rent expense	$6.8	$6.3	$0.5	8%
Total SG&A as a percentage of gross profit	68.0%	68.6%	(60) bps
SG&A, excluding rent expense as a percentage of gross profit	65.7%	66.3%	(60) bps
Operating metrics
Income from operations as a percentage of revenue	4.8%	4.6%	20 bps
Income from operations as a percentage of gross profit	29.1%	28.7%	40 bps
Adjusted income from operations as a percentage of revenue	4.7%	4.6%	10 bps
Adjusted income from operations as a percentage of gross profit	29.0%	28.4%	60 bps
Revenue mix
New vehicle	53.5%	53.9%
Used vehicle retail	27.1%	27.2%
Used vehicle wholesale	2.6%	2.7%
Parts and service	12.4%	11.9%
Finance and insurance	4.4%	4.3%
Total revenue	100.0%	100.0%
Gross profit mix
New vehicle	13.0%	14.6%
Used vehicle retail	11.7%	12.0%
Used vehicle wholesale	0.4%	0.2%
Parts and service	47.7%	46.7%
Finance and insurance	27.2%	26.5%
Total gross profit	100.0%	100.0%
_____________________________

(1)	Front end yield is calculated as gross profit from new vehicles, used retail vehicles and finance and insurance (net), divided by combined new and used retail unit sales.

ASBURY AUTOMOTIVE GROUP, INC.
SAME STORE OPERATING HIGHLIGHTS (In millions)
(Unaudited)

	For the Three Months Ended June 30,		Increase (Decrease)	% Change
	2019	2018
Revenue
New vehicle:
Luxury	$315.1	$299.9	$15.2	5%
Import	423.3	423.8	(0.5)	—%
Domestic	181.4	193.2	(11.8)	(6)%
Total new vehicle	919.8	916.9	2.9	—%
Used Vehicle:
Retail	465.2	462.5	2.7	1%
Wholesale	45.3	44.9	0.4	1%
Total used vehicle	510.5	507.4	3.1	1%
Parts and service	217.5	201.8	15.7	8%
Finance and insurance	77.0	71.8	5.2	7%
Total revenue	$1,724.8	$1,697.9	$26.9	2%

Gross profit
New vehicle:
Luxury	$19.2	$19.4	$(0.2)	(1)%
Import	9.5	12.0	(2.5)	(21)%
Domestic	7.6	8.7	(1.1)	(13)%
Total new vehicle	36.3	40.1	(3.8)	(9)%
Used Vehicle:
Retail	32.9	33.3	(0.4)	(1)%
Wholesale	1.2	0.5	0.7	140%
Total used vehicle	34.1	33.8	0.3	1%
Parts and service:
Customer pay	77.2	73.3	3.9	5%
Warranty	21.6	18.2	3.4	19%
Wholesale parts	5.7	5.4	0.3	6%
Parts and service, excluding reconditioning and preparation	104.5	96.9	7.6	8%
Reconditioning and preparation	31.3	31.0	0.3	1%
Total parts and service	135.8	127.9	7.9	6%
Finance and insurance	77.0	71.8	5.2	7%
Total gross profit	$283.2	$273.6	$9.6	4%

SG&A expense	$192.1	$187.3	$4.8	3%
SG&A expense as a percentage of gross profit	67.8%	68.5%	(70) bps
_____________________________
Same store amounts consist of information from dealerships for identical months in each comparative period, commencing with the first month we owned the dealership. Additionally, amounts related to divested dealerships are excluded from each comparative period.

ASBURY AUTOMOTIVE GROUP, INC.
SAME STORE OPERATING HIGHLIGHTS (Continued)
(Unaudited)

	For the Three Months Ended June 30,		Increase (Decrease)		% Change
	2019	2018
Unit sales
New vehicle:
Luxury	5,719	5,590	129		2%
Import	15,031	15,053	(22)		—%
Domestic	4,483	5,001	(518)		(10)%
Total new vehicle	25,233	25,644	(411)		(2)%
Used vehicle retail	21,176	21,252	(76)		—%
Used to new ratio	83.9%	82.9%	100 bps

Average selling price
New vehicle	$36,452	$35,755	$697		2%
Used vehicle retail	21,968	21,763	205		1%

Average gross profit per unit
New vehicle:
Luxury	$3,357	$3,470	$(113)		(3)%
Import	632	797	(165)		(21)%
Domestic	1,695	1,740	(45)		(3)%
Total new vehicle	1,439	1,564	(125)		(8)%
Used vehicle retail	1,554	1,567	(13)		(1)%
Finance and insurance, net	1,659	1,531	128		8%
Front end yield (1)	3,150	3,096	54		2%

Gross margin
New vehicle:
Luxury	6.1%	6.5%	(40) bps
Import	2.2%	2.8%	(60) bps
Domestic	4.2%	4.5%	(30) bps
Total new vehicle	3.9%	4.4%	(50) bps
Used vehicle retail	7.1%	7.2%	(10	) bps
Parts and service:
Parts and service, excluding reconditioning and preparation	48.0%	48.0%	0 bps
Parts and service, including reconditioning and preparation	62.4%	63.4%	(100) bps
Total gross profit margin	16.4%	16.1%	30 bps
_____________________________
Same store amounts consist of information from dealerships for identical months in each comparative period, commencing with the first month we owned the dealership. Additionally, amounts related to divested dealerships are excluded from each comparative period.

(1)	Front end yield is calculated as gross profit from new vehicles, used retail vehicles and finance and insurance (net), divided by combined new and used retail unit sales.

ASBURY AUTOMOTIVE GROUP, INC.
CONSOLIDATED STATEMENTS OF INCOME (In millions, except per share data)
(Unaudited)

	For the Six Months Ended June 30,		Increase (Decrease)	% Change
	2019	2018
REVENUE:
New vehicle	$1,837.0	$1,785.8	$51.2	3%
Used vehicle:
Retail	944.8	906.7	38.1	4%
Wholesale	98.7	94.8	3.9	4%
Total used vehicle	1,043.5	1,001.5	42.0	4%
Parts and service	442.1	403.8	38.3	9%
Finance and insurance, net	151.7	141.7	10.0	7%
TOTAL REVENUE	3,474.3	3,332.8	141.5	4%
GROSS PROFIT:
New vehicle	76.2	79.2	(3.0)	(4)%
Used vehicle:
Retail	68.3	65.8	2.5	4%
Wholesale	2.1	1.8	0.3	17%
Total used vehicle	70.4	67.6	2.8	4%
Parts and service	275.9	254.7	21.2	8%
Finance and insurance, net	151.7	141.7	10.0	7%
TOTAL GROSS PROFIT	574.2	543.2	31.0	6%
OPERATING EXPENSES:
Selling, general and administrative	391.7	374.8	16.9	5%
Depreciation and amortization	17.6	16.7	0.9	5%
Other operating expense (income), net	1.2	(1.1)	2.3	NM
INCOME FROM OPERATIONS	163.7	152.8	10.9	7%
OTHER EXPENSES (INCOME):
Floor plan interest expense	20.7	14.6	6.1	42%
Other interest expense, net	27.5	26.2	1.3	5%
Swap interest expense	—	0.4	(0.4)	(100)%
Gain on divestiture	(11.7)	—	(11.7)	NM
Total other expenses, net	36.5	41.2	(4.7)	(11)%
INCOME BEFORE INCOME TAXES	127.2	111.6	15.6	14%
Income tax expense	31.4	28.3	3.1	11%
NET INCOME	$95.8	$83.3	$12.5	15%
EARNINGS PER COMMON SHARE:
Basic—
Net income	$4.99	$4.08	$0.91	22%
Diluted—
Net income	$4.96	$4.02	$0.94	23%
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	19.2	20.4	(1.2)	(6)%
Restricted stock	—	0.1	(0.1)	(100)%
Performance share units	0.1	0.2	(0.1)	(50)%
Diluted	19.3	20.7	(1.4)	(7)%
______________________________
NM—Not Meaningful

ASBURY AUTOMOTIVE GROUP, INC.
KEY OPERATING HIGHLIGHTS (In millions, except per unit data)
(Unaudited)

	For the Six Months Ended June 30,		Increase (Decrease)		% Change
	2019	2018
Unit sales
New vehicle:
Luxury	10,908	10,842	66		1%
Import	29,699	29,499	200		1%
Domestic	9,951	9,387	564		6%
Total new vehicle	50,558	49,728	830		2%
Used vehicle retail	43,342	42,255	1,087		3%
Used to new ratio	85.7%	85.0%	70 bps
Average selling price
New vehicle	$36,335	$35,911	$424		1%
Used vehicle retail	21,799	21,458	341		2%
Average gross profit per unit
New vehicle:
Luxury	$3,511	$3,588	$(77)		(2)%
Import	717	803	(86)		(11)%
Domestic	1,668	1,768	(100)		(6)%
Total new vehicle	1,507	1,593	(86)		(5)%
Used vehicle retail	1,576	1,557	19		1%
Finance and insurance, net	1,616	1,541	75		5%
Front end yield (1)	3,154	3,117	37		1%
Gross margin
New vehicle:
Luxury	6.3%	6.6%	(30) bps
Import	2.6%	2.8%	(20) bps
Domestic	4.2%	4.5%	(30) bps
Total new vehicle	4.1%	4.4%	(30) bps
Used vehicle retail	7.2%	7.3%	(10) bps
Parts and service	62.4%	63.1%	(70) bps
Total gross profit margin	16.5%	16.3%	20 bps
SG&A metrics
Rent expense	$13.6	$12.6	$1.0		8%
Total SG&A as a percentage of gross profit	68.2%	69.0%	(80) bps
SG&A, excluding rent expense as a percentage of gross profit	65.8%	66.7%	(90) bps
Operating metrics
Income from operations as a percentage of revenue	4.7%	4.6%	10	bps
Income from operations as a percentage of gross profit	28.5%	28.1%	40 bps
Adjusted income from operations as a percentage of revenue	4.8%	4.6%	20	bps
Adjusted income from operations as a percentage of gross profit	28.9%	28.0%	90 bps
Revenue mix
New vehicle	52.9%	53.6%
Used vehicle retail	27.2%	27.2%
Used vehicle wholesale	2.8%	2.8%
Parts and service	12.7%	12.1%
Finance and insurance	4.4%	4.3%
Total revenue	100.0%	100.0%
Gross profit mix
New vehicle	13.3%	14.6%
Used vehicle retail	11.9%	12.1%
Used vehicle wholesale	0.4%	0.3%
Parts and service	48.0%	46.9%
Finance and insurance	26.4%	26.1%
Total gross profit	100.0%	100.0%
_____________________________

(1)	Front end yield is calculated as gross profit from new vehicles, used retail vehicles and finance and insurance (net), divided by combined new and used retail unit sales.

ASBURY AUTOMOTIVE GROUP, INC.
SAME STORE OPERATING HIGHLIGHTS (In millions)
(Unaudited)

	For the Six Months Ended June 30,		Increase (Decrease)	% Change
	2019	2018
Revenue
New vehicle:
Luxury	$603.6	$586.0	$17.6	3%
Import	809.4	810.0	(0.6)	—%
Domestic	342.8	365.7	(22.9)	(6)%
Total new vehicle	1,755.8	1,761.7	(5.9)	—%
Used Vehicle:
Retail	901.7	890.7	11.0	1%
Wholesale	95.4	93.2	2.2	2%
Total used vehicle	997.1	983.9	13.2	1%
Parts and service	427.8	398.3	29.5	7%
Finance and insurance, net	145.0	138.5	6.5	5%
Total revenue	$3,325.7	$3,282.4	$43.3	1%

Gross profit
New vehicle:
Luxury	$38.3	$38.9	$(0.6)	(2)%
Import	20.6	22.9	(2.3)	(10)%
Domestic	13.7	16.6	(2.9)	(17)%
Total new vehicle	72.6	78.4	(5.8)	(7)%
Used Vehicle:
Retail	64.6	64.8	(0.2)	—%
Wholesale	2.1	1.8	0.3	17%
Total used vehicle	66.7	66.6	0.1	—%
Parts and service:
Customer pay	151.9	143.1	8.8	6%
Warranty	42.6	36.9	5.7	15%
Wholesale parts	11.6	11.1	0.5	5%
Parts and service, excluding reconditioning and preparation	206.1	191.1	15.0	8%
Reconditioning and preparation	60.5	60.0	0.5	1%
Total parts and service	266.6	251.1	15.5	6%
Finance and insurance	145.0	138.5	6.5	5%
Total gross profit	$550.9	$534.6	$16.3	3%

SG&A expense	$374.8	$368.1	$6.7	2%
SG&A expense as a percentage of gross profit	68.0%	68.9%	(90) bps
_____________________________
Same store amounts consist of information from dealerships for identical months in each comparative period, commencing with the first month we owned the dealership. Additionally, amounts related to divested dealerships are excluded from each comparative period.

ASBURY AUTOMOTIVE GROUP, INC.
SAME STORE OPERATING HIGHLIGHTS (Continued)
(Unaudited)

	For the Six Months Ended June 30,		Increase (Decrease)	% Change
	2019	2018
Unit sales
New vehicle:
Luxury	10,869	10,842	27	—%
Import	28,789	28,639	150	1%
Domestic	8,543	9,387	(844)	(9)%
Total new vehicle	48,201	48,868	(667)	(1)%
Used vehicle retail	41,107	41,402	(295)	(1)%
Used to new ratio	85.3%	84.7%	60 bps

Average selling price
New vehicle	$36,427	$36,050	$377	1%
Used vehicle retail	21,935	21,513	422	2%

Average gross profit per unit
New vehicle:
Luxury	$3,524	$3,588	$(64)	(2)%
Import	716	800	(84)	(11)%
Domestic	1,604	1,768	(164)	(9)%
Total new vehicle	1,506	1,604	(98)	(6)%
Used vehicle retail	1,572	1,565	7	—%
Finance and insurance, net	1,624	1,534	90	6%
Front end yield (1)	3,160	3,121	39	1%

Gross margin
New vehicle:
Luxury	6.3%	6.6%	(30) bps
Import	2.5%	2.8%	(30) bps
Domestic	4.0%	4.5%	(50) bps
Total new vehicle	4.1%	4.5%	(40) bps
Used vehicle retail	7.2%	7.3%	(10) bps
Parts and service:
Parts and service, excluding reconditioning and preparation	48.2%	48.0%	20 bps
Parts and service, including reconditioning and preparation	62.3%	63.0%	(70) bps
Total gross profit margin	16.6%	16.3%	30 bps
_____________________________
Same store amounts consist of information from dealerships for identical months in each comparative period, commencing with the first month we owned the dealership. Additionally, amounts related to divested dealerships are excluded from each comparative period.

(1)	Front end yield is calculated as gross profit from new vehicles, used retail vehicles and finance and insurance (net), divided by combined new and used retail unit sales.

ASBURY AUTOMOTIVE GROUP, INC.
Additional Disclosures (In millions)
(Unaudited)

	June 30, 2019	December 31, 2018	Increase (Decrease)	% Change
SELECTED BALANCE SHEET DATA
Cash and cash equivalents	$9.6	$8.3	$1.3	16%
New vehicle inventory	895.1	867.2	27.9	3%
Used vehicle inventory	162.2	158.9	3.3	2%
Parts inventory	43.5	41.5	2.0	5%
Total current assets	1,529.5	1,553.0	(23.5)	(2)%
Floor plan notes payable	918.7	966.1	(47.4)	(5)%
Total current liabilities	1,272.6	1,303.3	(30.7)	(2)%

CAPITALIZATION:
Long-term debt (including current portion)	$909.6	$905.3	$4.3	—%
Shareholders' equity	556.3	473.2	83.1	18%
Total	$1,465.9	$1,378.5	$87.4	6%

	June 30, 2019	December 31, 2018
DAYS SUPPLY
New vehicle inventory	86	67
Used vehicle inventory	33	34
_____________________________
Days supply of inventory is calculated based on new and used inventory levels at the end of each reporting period and a 30-day historical cost of sales.

Brand Mix - New Vehicle Revenue by Brand-

	For the Six Months Ended June 30,
	2019	2018
Luxury:
Mercedes-Benz	7%	7%
Lexus	6%	6%
BMW	6%	5%
Acura	4%	4%
Infiniti	3%	3%
Other luxury	7%	8%
Total luxury	33%	33%
Imports:
Honda	19%	20%
Nissan	9%	11%
Toyota	12%	11%
Other imports	5%	5%
Total imports	45%	47%
Domestic:
Ford	10%	10%
Chevrolet	6%	5%
Dodge	3%	2%
Other domestics	3%	3%
Total domestic	22%	20%
Total New Vehicle Revenue	100%	100%

ASBURY AUTOMOTIVE GROUP INC.
Supplemental Disclosures
(Unaudited)

Non-GAAP Financial Disclosure and Reconciliation

In addition to evaluating the financial condition and results of our operations in accordance with GAAP, from time to time management evaluates and analyzes results and any impact on the Company of strategic decisions and actions relating to, among other things, cost reduction, growth, and profitability improvement initiatives, and other events outside of normal, or "core," business and operations, by considering certain alternative financial measures not prepared in accordance with GAAP. These measures include "Adjusted leverage ratio," "Adjusted income from operations," "Adjusted net income," " Adjusted operating margins," and "Adjusted diluted earnings per share ("EPS")." Further, management assesses the organic growth of our revenue and gross profit on a same store basis. We believe that our assessment on a same store basis represents an important indicator of comparative financial performance and provides relevant information to assess our performance at our existing locations. Same store amounts consist of information from dealerships for identical months in each comparative period, commencing with the first month we owned the dealership. Additionally, amounts related to divested dealerships are excluded from each comparative period. Non-GAAP measures do not have definitions under GAAP and may be defined differently by and not be comparable to similarly titled measures used by other companies. As a result, any non-GAAP financial measures considered and evaluated by management are reviewed in conjunction with a review of the most directly comparable measures calculated in accordance with GAAP. Management cautions investors not to place undue reliance on such non-GAAP measures, but also to consider them with the most directly comparable GAAP measures. In their evaluation of results from time to time, management excludes items that do not arise directly from core operations, or are otherwise of an unusual or non-recurring nature. Because these non-core, unusual or non-recurring charges and gains materially affect Asbury's financial condition or results in the specific period in which they are recognized, management also evaluates, and makes resource allocation and performance evaluation decisions based on, the related non-GAAP measures excluding such items. In addition to using such non-GAAP measures to evaluate results in a specific period, management believes that such measures may provide more complete and consistent comparisons of operational performance on a period-over-period historical basis and a better indication of expected future trends. Management discloses these non-GAAP measures, and the related reconciliations, because it believes investors use these metrics in evaluating longer-term period-over-period performance, and to allow investors to better understand and evaluate the information used by management to assess operating performance.

The following tables provide reconciliations for our non-GAAP metrics:

	For the Twelve Months Ended
	June 30, 2019	March 31, 2019
	(Dollars in millions)
Adjusted leverage ratio:
Long-term debt (including current portion)	$909.6	$913.4

Calculation of earnings before interest, taxes, depreciation and amortization ("EBITDA"):
Net Income	$180.5	$168.8

Add:
Depreciation and amortization	34.7	34.1
Income tax expense	59.8	56.3
Swap and other interest expense	54.4	54.1
Earnings before interest, taxes, depreciation and amortization ("EBITDA")	$329.4	$313.3

Non-core items - expense (income):
Gain on divestiture	$(11.7)	$—
Gain on sale of real estate	(0.3)	$—
Franchise rights impairment	3.7	3.7
Fixed assets write-off	2.4	2.4
Legal settlements	—	(0.7)
Total non-core items	(5.9)	5.4

Adjusted EBITDA	$323.5	$318.7

Adjusted leverage ratio	2.8	2.9

	For the Three Months Ended June 30,
	2019	2018
	(In millions, except per share data)
Adjusted income from operations:
Income from operations	$85.9	$79.6
Gain on sale of real estate	(0.3)	—
Legal settlements	—	(0.7)
Adjusted income from operations	$85.6	$78.9

Adjusted net income:
Net income	$54.9	$43.2

Non-core items - (income) expense:
Gain on divestiture	(11.7)	—
Gain on sale of real estate	(0.3)	—
Legal settlements	—	(0.7)
Income tax on non-core items above	3.0	0.2
Total non-core items	(9.0)	(0.5)
Adjusted net income	$45.9	$42.7

Adjusted diluted earnings per share (EPS):
Diluted EPS	$2.84	$2.11

Total non-core items	(0.46)	(0.03)
Adjusted diluted EPS	$2.38	$2.08

Weighted average common shares outstanding - diluted	19.3	20.5

	For the Six Months Ended June 30,
	2019	2018
	(In millions, except per share data)
Adjusted income from operations:
Income from operations	$163.7	$152.8
Gain on sale of real estate	(0.3)	—
Fixed assets write-off	2.4	—
Legal settlements	—	(0.7)
Adjusted income from operations	$165.8	$152.1

Adjusted net income:
Net income	$95.8	$83.3

Non-core items - (income) expense:
Gain on divestiture	(11.7)	—
Gain on sale of real estate	(0.3)	—
Fixed assets write-off	2.4	—
Legal settlements	—	(0.7)
Income tax on non-core items above	2.4	0.2
Total non-core items	(7.2)	(0.5)
Adjusted net income	$88.6	$82.8

Adjusted diluted earnings per share (EPS):
Diluted EPS	$4.96	$4.02

Total non-core items	(0.37)	(0.02)
Adjusted diluted EPS	$4.59	$4.0

Weighted average common shares outstanding - diluted	19.3	20.7